UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2024, the Board of Directors ("Board") of IntelGenx Technologies Corp. (the "Company") received the resignations of Clemens Mayr, Sahil Kirpekar and Ryan Barrett, effectively immediately (the "Resignations"). Mr. Kirpekar and Mr. Barret were previously appointed to the Board pursuant the purchaser rights agreement by and between the Company and ATAI Life Sciences AG. The Resignations were not due to any disagreement with the Company on any matters related to the Company's operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On May 17, 2024, the Company issued a press release announcing that the Board has authorized the Company and its subsidiary, IntelGenx Corp., to implement a restructuring plan under the Companies' Creditors Arrangement Act (Canada) (the "CCAA"). In connection therewith, the Québec Superior Court (Commercial Division) has issued an initial order granting the Company protection under the CCAA (R.S.C., 1985, c. C-36) to provide the Company with sufficient time and breathing room to implement a review of its strategic alternatives.

A copy of the press release related to this announcement is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Item, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Exhibit 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated May 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

INTELGENX TECHNOLOGIES CORP.
Date: May 21, 2024

	By:	/s/ Andre Godin
Name: Andre Godin
Title: President and CFO